Exhibit 99.1

Arena Fortify Acquisition Corp. Announces the Separate Trading of Its Shares of Class A Common Stock and Warrants Commencing December 31, 2021

New York, NY, Dec. 30, 2021 (GLOBE NEWSWIRE) —

Arena Fortify Acquisition Corp. (NASDAQ: AFACU) (the “Company”) announced that, commencing December 31, 2021, holders of the units sold in the Company’s initial public offering of 17,250,000 units, which included 2,250,000 units issued as a result of the full exercise of the underwriters’ option to purchase additional units to cover over-allotments, completed on November 15, 2021, may elect to separately trade the shares of Class A common stock and warrants included in the units. Any units not separated will continue to trade on The Nasdaq Global Market (the “Nasdaq”) under the symbol “AFACU,” and the separated shares of Class A common stock and warrants are expected to trade on the Nasdaq under the symbols “AFAC” and “AFACW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Unitholders will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the units into shares of Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Cowen and Company, LLC and Intrepid Partners, LLC acted as joint book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on November 9, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, by telephone: (833) 297-2926 or by email: PostSaleManualRequests@broadridge.com.

About Arena Fortify Acquisition Corp.

Arena Fortify Acquisition Corp., led by Daniel B. Zwirn, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with a focus on acquisition candidates that have either recently emerged from bankruptcy court protection or will require incremental capital as part of a balance sheet restructuring within the broad natural resources industry.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Parag Shah

pshah@arenaco.com